UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

The Boston Beer Company, Inc. (Exact name of registrant as specified in its chapter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

75 Arlington Street, Boston, MA (Address of principal executive offices)	02116 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 15, 2005, the Class A Directors of the Board of Directors of The Boston Beer Company, Inc., acting by unanimous written consent and pursuant to the authority granted to them under the Registrant's By-Laws, appointed David A. Burwick a Class A Director to fill the vacancy created by the resignation of James C. Kautz on October 19, 2004. As of the date of this report, Mr. Burwick has not been appointed to any committee of the Board of Directors. Mr. Burwick has no material relationship with the Registrant (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Registrant) and is independent as provided in the New York Stock Exchange and Securities and Exchange Commission director independence standards.

      The Registrant issued a press release regarding such appointment, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      Exhibit 99.1 - Press Release of The Boston Beer Company, Inc. dated February 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: February 15, 2005	/s/ Martin F. Roper

Martin F. Roper Chief Executive Officer (Signature)*

*Print name and title of the signing officer under his signature.

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